Exhibit 99.1

Jabil Reports Second Quarter Results

Provides Solid Outlook for Fiscal 2015

St. Petersburg, FL – March 19, 2014...Today Jabil Circuit, Inc. (NYSE: JBL), announced preliminary, unaudited financial results for its second quarter of fiscal year 2014. As a result of the anticipated sale of Jabil’s aftermarket services business, this business is reported as “discontinued operations” in the unaudited financial results for all periods presented.

The company reported second quarter revenue of $3.6 billion.

Jabil’s three reporting segments delivered the following revenue results for the company’s second fiscal quarter:

•	Diversified Manufacturing Services: $1.6 billion.

•	Enterprise & Infrastructure: $1.2 billion.

•	High Velocity Systems: $0.8 billion.

Generally accepted accounting principles (GAAP) operating income for the second quarter was $3.6 million and GAAP net diluted loss per share was ($0.19). The company indicated that $32.2 million in restructuring costs during the quarter impacted GAAP operating income.

As defined below, core operating income was $60.4 million and core diluted earnings per share was $0.10.

“We completed our second quarter largely as planned, with steady progress on finalizing our previously announced divestiture and winding down our relationship with our second largest customer,” said Mark T. Mondello, Chief Executive Officer. “The steadfast dedication of our global workforce has contributed to our ongoing performance despite the challenges we have faced,” he added.

(Definitions used: “GAAP” means U.S. generally accepted accounting principles. Jabil defines core operating income as GAAP operating income before amortization of intangibles, stock-based compensation expense and related charges, restructuring and related charges, impairment of notes receivable and related charges, goodwill impairment charges, certain distressed customer charges, settlement of receivables and related charges, loss on disposal of subsidiaries and acquisition costs and purchase accounting adjustments. Jabil defines core earnings as GAAP net income before amortization of intangibles, stock-based compensation expense and related charges, restructuring and related charges, impairment of notes receivable and related charges, goodwill impairment charges, certain distressed customer charges, settlement of receivables and related charges, loss on disposal of subsidiaries, acquisition costs and purchase accounting adjustments, income (loss) from discontinued operations, certain other expenses, net of tax and certain deferred tax valuation allowance charges. Jabil defines core diluted earnings per share as core earnings divided by the weighted average number of outstanding diluted shares determined under GAAP. Jabil calculates core return on invested capital by annualizing its after-tax core operating income for its most recently-ended quarter and dividing that by a two quarter average net invested capital base. Jabil reports core operating income, core earnings, core diluted and basic earnings per share and core return on invested capital to provide investors an additional method for assessing operating income, earnings, diluted earnings per share and return on invested capital from what it believes are its core manufacturing operations. See the accompanying reconciliation of Jabil’s core operating income to its GAAP operating income, its calculation of core earnings and core diluted earnings per share to its GAAP net income and GAAP earnings per share, its calculation of core return on invested capital and additional information in the supplemental information.)

Quarterly Results	Q2 2014	Q2 2013
Net revenue	$3.6 billion	$4.2 billion
GAAP operating income	$3.6 million	$133.0 million
GAAP net (loss) income	($38.7) million	$88.5 million
GAAP net diluted (loss) earnings per share	($0.19)	$0.43
GAAP return on invested capital	0.1%	15.1%
Core operating income	$60.4 million	$151.5 million
Core earnings	$20.3 million	$94.0 million
Core diluted earnings per share	$0.10	$0.45
Core return on invested capital	6.2%	17.7%

Business Update

Jabil provided guidance for its third quarter of fiscal year 2014, which began on March 1, 2014.

Net revenue	$3.5 billion to $3.7 billion
GAAP operating (loss) income	($35) million to $25 million
GAAP net earnings per share	$0.74 to $1.04 per diluted share
Core operating income	$20 million to $60 million
Core (loss) earnings per share	($0.20) to $0.00 per diluted share

(GAAP net earnings per share for the third quarter of fiscal year 2014 are currently estimated to include $0.03 per share for amortization of intangibles, $0.07 per share for stock-based compensation expense and related charges, $0.16 to $0.06 per share for restructuring and related charges and income from discontinued operations of $1.20 per share.)

Year over Year Third Quarter Segment Revenue Guidance:

•	Diversified Manufacturing Services consistent.

•	Enterprise & Infrastructure to decline 5 percent.

•	High Velocity Systems to decline 40 percent.

“As we move through the back half of the fiscal year, I’m encouraged and pleased with activities surrounding multiple program ramps from new business wins,” said Mondello. “At a time when legacy EMS business is showing very modest growth, we are fortunate to have the scale and technical capabilities which allow us to embrace new growth opportunities,” Mondello stated. Management provided fiscal year 2015 guidance of $1.65 to $1.95 core earnings per share.

FORWARD LOOKING STATEMENT: This news release contains forward-looking statements, including those regarding our anticipated financial results for our second quarter of fiscal year 2014; our currently expected third quarter of fiscal year 2014 net revenue (including that of our segments), core operating income, GAAP operating (loss) income, core and GAAP earnings (loss) per share results and the components thereof; our currently expected fiscal year 2015 core earnings per share; our activities surrounding multiple program ramps from new business wins; and our scale and technical capabilities to allow us to embrace new growth opportunities. The statements in this news release are based on current expectations, forecasts and assumptions involving risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties include, but are not limited to: our determination as we finalize our financial results for our second quarter of fiscal year 2014 that our financial results and conditions differ from our current preliminary unaudited numbers set forth herein; fluctuations in our stock’s market price; fluctuations in operating results and cash flows; unexpected, adverse seasonal impacts on demand; changes in macroeconomic conditions, both in the U.S. and internationally; the occurrence of, success and expected financial results from, the expected multiple product ramps; our financial performance during and after the current economic conditions; our ability to maintain and improve costs, quality and delivery for our customers; risks and costs inherent in litigation; whether our realignment of our capacity will adversely affect our cost structure, ability to service customers and labor relations; our ability to take advantage of perceived benefits of offering customers vertically integrated services; changes in technology; competition; anticipated growth for us and our industry that may not occur; managing rapid growth; managing rapid declines in customer demand and other related customer challenges that may occur; our ability to successfully consummate acquisitions and divestitures; managing the integration of businesses we acquire; risks associated with international sales and operations; retaining key personnel; our dependence on a limited number of large customers; business and competitive factors generally affecting the electronic manufacturing services industry, our customers and our business; other factors that we may not have currently identified or quantified; and other risks, relevant factors and uncertainties identified in our Annual Report on Form 10-K for the fiscal year ended August 31, 2013, subsequent Reports on Forms 10-Q and 8-K and our other securities filings. Jabil disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Supplemental Information: The financial results disclosed in this release include certain measures calculated and presented in accordance with GAAP. In addition to the GAAP financial measures, Jabil provides supplemental, non-GAAP financial measures to facilitate evaluation of Jabil’s core operating performance. The non-GAAP financial measures disclosed in this release exclude certain amounts that are included in the most directly comparable GAAP measures. The non-GAAP or core financial measures disclosed in this release do not have standard meanings and may vary from the non-GAAP financial measures used by other companies. Management believes core financial measures (which exclude the effects of the amortization of intangibles, stock-based compensation expense and related charges, restructuring and related charges, impairment of notes receivable and related charges, goodwill impairment charges, certain distressed customer charges, settlement of receivables and related charges, loss on disposal of subsidiaries, acquisition costs and purchase accounting adjustments, income from discontinued operations, certain other expenses, net of tax and certain deferred tax valuation allowance charges) are a useful measure that facilitates evaluating the past and future performance of Jabil’s ongoing operations on a comparable basis. Jabil reports core operating income, core return on invested capital, core earnings and core diluted and basic earnings per share to provide investors an additional method for assessing operating income, earnings and earnings per share from what it believes are its core manufacturing operations. Included in this release are Condensed Consolidated Statements of Operations as well as a reconciliation of the disclosed core financial measures to the most directly comparable GAAP financial measures.

Company Conference Call Information: Jabil will hold a conference call to discuss the second quarter of fiscal year 2014 earnings today at 4:30 p.m. ET live on the Internet at http://www.jabil.com. The call will be recorded and archived on the web at http://www.jabil.com. A taped replay of the conference call will also be available March 19, 2014 at approximately 7:30 p.m. ET through midnight on March 26, 2014. To access the replay, call (855) 859-2056 from within the United States, or (404) 537-3406 outside the United States. The pass code is: 9550088. An archived webcast of the conference call will be available at http://www.jabil.com/investors/.

About Jabil

Jabil is an electronic product solutions company providing comprehensive electronics design and manufacturing product management services to global electronics and technology companies. Offering complete product supply chain management from facilities in 24 countries (excluding the AMS discontinued operations), Jabil provides comprehensive, individualized-focused solutions to customers in a broad range of industries. Jabil common stock is traded on the New York Stock Exchange under the symbol, “JBL”. Further information is available on Jabil’s website: jabil.com.

Investor & Media Contact:

Beth Walters

Senior Vice President, Investor Relations & Communications

Jabil Circuit, Inc.

(727) 803-3511

beth_walters@jabil.com

JABIL CIRCUIT, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	February 28,
	2014 (Unaudited)	August 31, 2013
ASSETS
Current assets:
Cash and cash equivalents	$675,129	$1,011,373
Accounts receivable, net	941,059	1,167,254
Inventories	1,821,815	2,118,583
Prepaid expenses and other current assets	905,719	1,136,003
Income taxes receivable	25,978	12,269
Deferred income taxes	53,591	45,532
Assets of discontinued operations	539,388	329,231

Total current assets	4,962,679	5,820,245
Property, plant and equipment, net	2,331,970	2,309,298
Goodwill and intangible assets, net	625,282	609,445
Deferred income taxes	88,946	91,383
Other assets	119,331	100,801
Non-current assets of discontinued operations	—	222,609

Total assets	$8,128,208	$9,153,781

LIABILITIES AND EQUITY
Current liabilities:
Current installments of notes payable, long-term debt and capital lease obligations	$160,839	$215,448
Accounts payable	2,461,765	3,191,145
Accrued expenses	1,082,498	1,216,737
Income taxes payable	9,973	37,631
Deferred income taxes	1,014	6,004
Liabilities of discontinued operations	198,906	197,469

Total current liabilities	3,914,995	4,864,434
Notes payable, long-term debt and capital lease obligations, less current installments	1,675,322	1,690,418
Other liabilities	74,058	77,145
Income tax liabilities	85,702	76,315
Deferred income taxes	57,707	58,047
Non-current liabilities of discontinued operations	—	31,855

Total liabilities	5,807,784	6,798,214

Commitments and contingencies
Equity:
Jabil Circuit, Inc. stockholders’ equity:
Preferred stock	—	—
Common stock	243	238
Additional paid-in capital	1,851,781	1,853,409
Retained earnings	1,116,461	1,071,175
Accumulated other comprehensive income	94,571	81,248
Treasury stock, at cost	(767,679)	(670,783)

Total Jabil Circuit, Inc. stockholders’ equity	2,295,377	2,335,287

Noncontrolling interests	25,047	20,280

Total equity	2,320,424	2,355,567

Total liabilities and equity	$8,128,208	$9,153,781

JABIL CIRCUIT, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except for per share data)

(Unaudited)

	Three months ended		Six months ended
	February 28,	February 28,	February 28,	February 28,
	2014	2013	2014	2013

Net revenue	$3,577,315	$4,166,355	$7,918,271	$8,536,236
Cost of revenue	3,364,165	3,877,833	7,371,567	7,936,795

Gross profit	213,150	288,522	546,704	599,441
Operating expenses:
Selling, general and administrative	164,522	145,622	306,707	294,238
Research and development	6,604	7,655	15,658	14,862
Amortization of intangibles	6,180	2,204	12,501	4,370
Restructuring and related charges	32,203	—	53,206	—

Operating income	3,641	133,041	158,632	285,971
Interest and other, net	33,367	30,331	67,143	61,000

(Loss) income from continuing operations before tax	(29,726)	102,710	91,489	224,971
Income tax expense	2,539	27,418	22,112	59,003

(Loss) income from continuing operations, net of tax	(32,265)	75,292	69,377	165,968
(Loss) income from discontinued operations, net of tax	(6,251)	12,797	10,172	27,705

Net (loss) income	(38,516)	88,089	79,549	193,673
Net income (loss) attributable to noncontrolling interests, net of tax	151	(444)	294	(707)

Net (loss) income attributable to Jabil Circuit, Inc.	$(38,667)	$88,533	$79,255	$194,380

(Loss) earnings per share attributable to the stockholders of Jabil Circuit, Inc.:
Basic:
(Loss) income from continuing operations, net of tax	$(0.16)	$0.37	$0.34	$0.82

(Loss) income from discontinued operations, net of tax	$(0.03)	$0.06	$0.05	$0.14

Net (loss) income	$(0.19)	$0.44	$0.39	$0.96

Diluted:
(Loss) income from continuing operations, net of tax	$(0.16)	$0.37	$0.33	$0.80

(Loss) income from discontinued operations, net of tax	$(0.03)	$0.06	$0.05	$0.13

Net (loss) income	$(0.19)	$0.43	$0.38	$0.94

Weighted average shares outstanding:
Basic	205,251	202,458	205,005	203,393

Diluted	205,251	206,804	206,892	207,474

JABIL CIRCUIT, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Six months ended
	February 28, 2014	February 28, 2013
Cash flows from operating activities:
Net income	$79,549	$193,673
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	247,169	195,022
Recognition of stock-based compensation expense and related charges	(7,821)	36,513
Deferred income taxes	(28,265)	860
Restructuring and related charges	24,915	—
Excess tax benefits related to stock awards	(714)	(330)
Other, net	11,128	4,989
Changes in operating assets and liabilities, exclusive of net assets acquired:
Accounts receivable	187,030	(172,161)
Inventories	342,794	(222,645)
Prepaid expenses and other current assets	235,557	(6,349)
Other assets	(33,749)	(2,799)
Accounts payable and accrued expenses	(912,599)	288,004
Income taxes	(10,378)	(9,093)

Net cash provided by operating activities	134,616	305,684

Cash flows from investing activities:
Acquisition of property, plant and equipment	(286,349)	(371,472)
Proceeds from sale of property, plant and equipment	12,945	9,504
Cash paid for business and intangible asset acquisitions, net of cash acquired	—	(5,862)
Investments in non-marketable equity securities	—	(2,942)

Net cash used in investing activities	(273,404)	(370,772)

Cash flows from financing activities:
Borrowings under debt agreements	3,789,192	2,178,021
Payments towards debt agreements	(3,860,319)	(2,091,043)
Dividends paid to stockholders	(35,792)	(34,748)
Cash paid to purchase noncontrolling interest	(1,720)	—
Sale of noncontrolling interest, net of cash disposed	(1,783)	—
Net proceeds from exercise of stock options and issuance of common stock under employee stock purchase plan	7,697	10,867
Payments to acquire treasury stock	(64,051)	(129,262)
Treasury stock minimum tax withholding related to vesting of restricted stock	(32,845)	(20,221)
Capital contribution to noncontrolling interest	—	316
Excess tax benefit related to stock awards	714	330

Net cash used in financing activities	(198,907)	(85,740)

Effect of exchange rate changes on cash and cash equivalents	1,451	(4,773)

Net decrease in cash and cash equivalents	(336,244)	(155,601)
Cash and cash equivalents at beginning of period	1,011,373	1,217,256

Cash and cash equivalents at end of period	$675,129	$1,061,655

JABIL CIRCUIT, INC. AND SUBSIDIARIES

SUPPLEMENTAL DATA

RECONCILIATION OF GAAP FINANCIAL RESULTS TO NON-GAAP MEASURES

(in thousands, except for per share data)

(Unaudited)

	Three months ended		Six months ended
	February 28,	February 28,	February 28,	February 28,
	2014	2013	2014	2013

Operating income (GAAP)	$3,641	$133,041	$158,632	$285,971
Amortization of intangibles	6,180	2,204	12,501	4,370
Distressed customer charge	3,742	—	3,742	—
Stock-based compensation expense and related charges	14,652	16,274	(7,934)	33,186
Restructuring and related charges	32,203	—	53,206	—

Core operating income (Non-GAAP)	$60,418	$151,519	$220,147	$323,527

Net (loss) income attributable to Jabil Circuit, Inc. (GAAP)	$(38,667)	$88,533	$79,255	$194,380
Amortization of intangibles, net of tax	8,250	2,205	9,423	4,371
Distressed customer charge, net of tax	2,337	—	2,337	—
Stock-based compensation expense and related charges, net of tax	14,192	16,064	(8,413)	32,783
Restructuring and related charges, net of tax	27,892	—	45,589	—
Acquisition costs and purchase accounting adjustments, net of tax	—	—	(9,064)	—
Loss (income) from discontinued operations, net of tax	6,251	(12,797)	(10,172)	(27,705)

Core earnings (Non-GAAP)	$20,255	$94,005	$108,955	$203,829

Net (loss) earnings per share: (GAAP)
Basic	$(0.19)	$0.44	$0.39	$0.96

Diluted	$(0.19)	$0.43	$0.38	$0.94

Core earnings per share: (Non-GAAP)
Basic	$0.10	$0.46	$0.53	$1.00

Diluted	$0.10	$0.45	$0.53	$0.98

Weighted average shares outstanding used in the calculations of earnings per share (GAAP):
Basic	205,251	202,458	205,005	203,393

Diluted	205,251	206,804	206,892	207,474

Weighted average shares outstanding used in the calculations of earnings per share (Non-GAAP):
Basic	205,251	202,458	205,005	203,393

Diluted	206,622	206,804	206,892	207,474

JABIL CIRCUIT, INC. AND SUBSIDIARIES

SUPPLEMENTAL DATA

RECONCILIATION OF GAAP FINANCIAL RESULTS TO NON-GAAP MEASURES

(in thousands)

(Unaudited)

CALCULATION OF RETURN ON INVESTED CAPITAL AND

CORE RETURN ON INVESTED CAPITAL

The Company calculates: (1) its “Return on Invested Capital” by annualizing its “after-tax GAAP operating income” for its most recently-ended quarter and dividing that by a two quarter average of its “net invested capital asset base” and (2) its “Core Return on Invested Capital” by annualizing its “after-tax non-GAAP core operating income” for its most recently-ended quarter and dividing that by a two quarter average of its “net invested capital asset base.”

The Company calculates: (1) its “after-tax GAAP operating income” by subtracting a certain tax effect (the calculation of which is explained below) from its GAAP operating income and (2) its “after-tax non-GAAP core operating income” by subtracting a certain tax effect (the calculation of which is explained below) from its non-GAAP core operating income. See elsewhere in this earnings release for a reconciliation of the Company’s non-GAAP core operating income to its GAAP operating income.

The Company calculates “net invested capital asset base” as the sum of the averages (the calculations of which are explained below) of (1) its stockholders’ equity, (2) the non-current portion of its notes payable, long-term debt and capital lease obligations and (3) the current portion of its notes payable, long-term debt and capital lease obligations, less the average (the calculation of which is explained below) of its cash and cash equivalents.

The following table reconciles (1) “Return on Invested Capital,” as calculated using “after-tax GAAP operating income” to (2) “Core Return on Invested Capital,” as calculated using “after-tax non-GAAP core operating income”:

	Three months ended
	February 28,	February 28,
	2014	2013
Numerator:
Operating income (GAAP)	$3,641	$133,041
Tax effect (1)	(2,410)	(27,727)

After-tax operating income	1,231	105,314
	x4	x4

Annualized after-tax operating income	$4,924	$421,256

Core operating income (Non-GAAP)	$60,418	$151,519
Tax effect (2)	(7,016)	(27,892)

After-tax core operating income	53,402	123,627
	x4	x4

Annualized after-tax core operating income	$213,608	$494,508

Denominator:
Average total Jabil Circuit, Inc. stockholders’ equity (3)	$2,343,125	$2,124,908
Average notes payable, long-term debt and capital lease obligations, less current installments (3)	1,676,578	1,654,883
Average current installments of notes payable, long-term debt and capital lease obligations (3)	139,035	59,624
Average cash and cash equivalents (3)	(722,176)	(1,045,845)

Net invested capital asset base	$3,436,562	$2,793,570

Return on Invested Capital (GAAP)	0.1%	15.1%
Adjustments noted above	6.1%	2.6%
Core Return on Invested Capital (Non-GAAP)	6.2%	17.7%

(1)	This amount is calculated by adding the amount of income taxes attributable to its operating income (GAAP) and its interest expense.
(2)	This amount is calculated by adding the amount of income taxes attributable to its core operating income (Non-GAAP) and its interest expense.
(3)	The average is based on the addition of the account balance at the end of the most recently-ended quarter to the account balance at the end of the prior quarter and dividing by two.